EXHIBIT 32

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eliron Yaron, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that the Annual Report on Form 10-KSB of Shelron Group, Inc. for the year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Shelron Group, Inc.

By:  /s/ Eliron Yaron

Name: Eliron Yaron
Title: Chairman, Principal Executive Officer and Principal Financial Officer